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                                                          EXHIBIT 23.1


                     CONSENT OF INDEPENDENT ACCOUNTANTS




We hereby consent to the use in the Prospectus constituting part of this Amendment No. 3 to Registration Statement on Form S-4 of Agrilink Foods,
Inc. of our report dated July 31, 1998 relating to the financial statements of Agrilink Foods, Inc., which appears in such Prospectus. We also consent to the reference to us under the heading "Experts" in such Prospectus.


/s/ PRICEWATERHOUSECOOPERS LLP

    PricewaterhouseCoopers LLP

    Rochester, New York
    March 15, 1999






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